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                                    CONSENT

  Sands Brothers & Co., Ltd. hereby consents to the inclusion of its opinion dated August 12, 1997 in Amendment No. 1 to the Registration Statement on Form S-4 filed by Ansen Pharmaceuticals Inc.

Dated: October 8, 1997

                                          Sands Brothers & Co., Ltd.,

                                                   /s/ Howard Sterling
                                          By:__________________________________
                                             Name: Howard Sterling
                                             Title: Senior Vice President